SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                       Date of Report:  November 30, 2000




                               SEMCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)



         MICHIGAN               000-15565              38-2144267
     (State  or  other        (Commission           (I.R.S.  Employer
      jurisdiction  of        File  Number)        Identification  No.)
       incorporation)



     405  WATER  STREET,  PORT  HURON,  MICHIGAN        48060
     (Address  of  principal  executive  offices)     (Zip  Code)



Registrant's  telephone  number,  including  area  code     810-987-2200

Item  5.  Other  Events.

          On November 22, 2000, the Regulatory Commission of Alaska entered an Order Requiring Filings of ENSTAR Natural Gas Company. See the Order filed herewith as exhibit 99.1. The press release issued by the Company on November 29, 2000 relating to the Order is filed herewith as exhibit 99.2.




Item  7.(c)     Exhibits.

     99.1 Regulatory Commission of Alaska Order Requiring Filings; Designating Public Advocacy Section A Party; Appointing A Hearing Examiner; Establishing Deadlines for Intervention; and Scheduling Prehearing Conference dated and effective November 22, 2000.
     99.2     Press  Release  issued  November  29,  2000.






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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SEMCO  Energy,  Inc.
                                        (Registrant)


Dated:  November  30,  2000
                                   By:/s/William  L.  Johnson
                                      ___________________________________
                                         William  L.  Johnson
                                        Chairman,  President  and  C.E.O.








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

                                  EXHIBIT INDEX
                                    Form 8-K
                                November 28, 2000




                                                               Filed
                                                       -------------------------
Exhibit No.     Description                            Herewith     By Reference
-----------     -----------                            --------     ------------
99.1            Regulatory Commission of Alaska Order      x
                Requiring Filings; Designating Public
                Advocacy  Section  A  Party;
                Appointing A Hearing Examiner;
                Establishing Deadlines  for
                Intervention;  and  Scheduling
                Prehearing  Conference dated and
                effective  November  22,  2000.
99.2            Press  Release  issued                     x
                November  29,  2000.



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